EXHIBIT 99.906 CERT

                                906 CERTIFICATION



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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE MICRO-CAP TRUST, INC.

In connection with the amended report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The amended report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the amended report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date:  October 7, 2003

                                                       /s/ Charles M. Royce
                                                        Charles M. Royce
                                                        President

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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: ROYCE MICRO-CAP TRUST, INC.

In connection with the amended report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The amended report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2. The information contained in the amended report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date:  October 7, 2003

                                                   /s/ John D. Diederich
                                                     John D. Diederich
                                                     Chief Financial Officer